The Dreyfus Socially

Responsible

Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Lincoln Carnam, Maceo Sloan and Larry Jones. Mr. Carnam became the fund's primary portfolio manager with respect to its areas of social concern effective April 30, 2001. Mr. Jones became a co-primary portfolio manager with Mr. Sloan in June 2001.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Lincoln Carnam, Maceo Sloan and Larry Jones,  Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2001, The Dreyfus Socially Responsible Growth Fund, Inc. produced total returns of -14.12% for its Initial shares and -14.26% for its Service shares.(1) In contrast, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -6.69%, and the Dow Jones Industrial Average produced a total return of -1.81% for the same period.(2)

We attribute the fund's performance to our heavy emphasis on technology and telecommunications stocks, two areas that rebounded later in the reporting period, but not enough to completely offset earlier weaknesses. We attribute the fund's lagging performance relative to the S&P 500 Index to our emphasis on large-cap, growth-oriented stocks during a period in which value stocks, which comprise a portion of the S&P 500 Index, generally performed better than growth stocks.

What is the fund's investment approach?

The fund seeks to provide capital growth with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund' s management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, a large portion of the fund's assets was invested in technology and telecommunications stocks, two areas that consist predominantly of growth stocks. After reaching high prices over the past several years, however, many of these stocks fell sharply during the first calendar quarter of this year, continuing the decline that began in the first quarter of 2000, because of excess inventories, idle factory capacity and weak balance sheets. In our view, valuations for these types of growth companies had reached unreasonable levels, and these declines simply brought their stock prices closer to more reasonable valuations.

Weakness in the financial services group also hurt the fund's performance during the reporting period. Banks and brokerage firms saw their stock prices fall as many investors shifted assets to money market funds because of disappointing stock market returns. In the utilities sector, independent power producers faced difficulties that were largely a result of unfavorable publicity regarding the possibility of future re-regulation and the discussion of possible refunds on past sales.

The fund enjoyed positive returns from several industry groups, including consumer discretionary, industrial and basic materials companies during the reporting period. In fact, the consumer discretionary area was the largest positive contributor to the fund's performance during the reporting period. Falling interest rates and high consumer confidence sustained sales growth and drove stock prices higher within the automobile, consumer electronics, home furnishings and retail industries.

What is the fund's current strategy?

We recently reduced the fund's exposure to technology stocks, currently choosing instead to increase the fund's investment in financial services and health care stocks. In our view, financial companies and health care firms are more likely than companies in other industry groups to overcome any persistent weakness in sales and profits that may be caused by a lackluster economy. As bottom-up stock pickers, we believe that it is not just important for investors to have exposure to the right areas of the market, but that it is also important to have good stock selection within those areas.

Can you give us an update on the fund's socially responsible investing activities?

Royal Dutch Shell, currently a fund holding, is taking a socially conscious approach to its relationship with neighbors of its power plant in Norco, Louisiana, which is located within a four-block radius of private homes. The Norco power plant is slated to reduce combined Toxic Release Inventory (TRI) emissions by 30% over the next three years. The company plans to establish a community-based air quality monitoring system and to conduct an assessment of the community's health care needs. For some time now, local community groups and Royal Dutch Shell have also engaged in negotiations over the purchase of these homes, whose values have been driven down by the addition of the plant.

Although negotiations are still ongoing, we are pleased that Royal Dutch Shell has responded to this matter by proposing a "Fence Line Property Purchase Program." Under this program, in which homeowner participation is voluntary, the company has agreed to buy the homes for a 30% premium above current market value as determined by a certified Louisiana property appraiser. Still unresolved is the extent of a homeowner' s eligibility to participate in the program; the community hopes to include all houses within the four-block radius of the power plant.

We currently plan to continually monitor Royal Dutch Shell's activities in this matter, and believe that the fund's attention to this type of situation is characteristic of its socially conscious approach to investing.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED, UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--97.9%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.2%

Omnicom Group                                                                                   132,600               11,403,600

CONSUMER NON-DURABLES--6.1%

Coca-Cola                                                                                       409,800               18,441,000

Colgate-Palmolive                                                                               326,000               19,230,740

Jones Apparel Group                                                                             426,000  (a)          18,403,200

                                                                                                                      56,074,940

CONSUMER SERVICES--3.0%

Cendant                                                                                         807,300  (a)          15,742,350

Clear Channel Communications                                                                    200,000  (a)          12,540,000

                                                                                                                      28,282,350

ELECTRONIC TECHNOLOGY--12.5%

Applied Materials                                                                               210,000  (a)          10,311,000

Cisco Systems                                                                                   794,600  (a)          14,461,720

Dell Computer                                                                                   220,000  (a)           5,753,000

EMC                                                                                             562,000  (a)          16,326,100

Intel                                                                                           493,800               14,443,650

International Business Machines                                                                 161,000               18,193,000

Linear Technology                                                                               134,600                5,952,012

Nokia, ADS                                                                                      495,600               10,923,024

Solectron                                                                                       311,800  (a)           5,705,940

Sun Microsystems                                                                                315,600  (a)           4,961,232

Vishay Intertechnology                                                                          371,000  (a)           8,533,000

                                                                                                                     115,563,678

ENERGY MINERALS--2.0%

Royal Dutch Petroleum (New York Shares)                                                         316,000               18,413,320

FINANCE--21.3%

American International Group                                                                    276,375               23,768,250

BB&T                                                                                            276,000               10,129,200

Bank of America                                                                                 320,000               19,209,600

Capital One Financial                                                                           195,200               11,712,000

Citigroup                                                                                       361,600               19,106,944

Fannie Mae                                                                                      234,800               19,993,220

J.P. Morgan Chase & Co.                                                                         248,000               11,060,800

MBNA                                                                                            488,000               16,079,600

MGIC Investment                                                                                 163,000               11,840,320

Marsh & McLennan Cos.                                                                           110,000               11,110,000


COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Merrill Lynch                                                                                   250,600               14,848,050

Morgan Stanley Dean Witter & Co.                                                                167,000               10,726,410

State Street                                                                                    200,000                9,898,000

Wells Fargo                                                                                     152,000                7,057,360

                                                                                                                     196,539,754

HEALTH SERVICES--2.8%

Caremark Rx                                                                                     287,000  (a)           4,721,150

Quintiles Transnational                                                                         198,000  (a)           4,999,500

Wellpoint Health Networks                                                                       170,000  (a)          16,020,800

                                                                                                                      25,741,450

HEALTH TECHNOLOGY--14.3%

Amgen                                                                                           289,800  (a)          17,585,064

Baxter International                                                                            451,700               22,133,300

IVAX                                                                                            267,000  (a)          10,413,000

Johnson & Johnson                                                                               480,000               24,000,000

Medtronic                                                                                       330,000               15,183,300

Merck & Co.                                                                                     280,000               17,894,800

Pfizer                                                                                          623,500               24,971,175

                                                                                                                     132,180,639

INDUSTRIAL SERVICES--.5%

Halliburton                                                                                     128,000                4,556,800

NON-ENERGY MINERALS--1.7%

Alcoa                                                                                           403,000               15,878,200

PRODUCER MANUFACTURING--1.8%

Tyco International                                                                              300,000               16,350,000

RETAIL TRADE--7.3%

Dollar General                                                                                  555,000               10,822,500

Home Depot                                                                                      330,000               15,361,500

Safeway                                                                                         231,400  (a)          11,107,200

TJX Cos.                                                                                        500,000               15,935,000

Wal-Mart Stores                                                                                 300,400               14,659,520

                                                                                                                      67,885,720

TECHNOLOGY SERVICES--12.1%

AOL Time Warner                                                                                 700,300  (a)          37,115,900

BMC Software                                                                                    580,000  (a)          13,073,200

Electronic Data Systems                                                                         165,500               10,343,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Microsoft                                                                                       504,000  (a)          36,792,000

Oracle                                                                                          751,900  (a)          14,286,100

                                                                                                                     111,610,950

TRANSPORTATION--1.3%

Southwest Airlines                                                                              642,000               11,870,580

UTILITIES--8.7%

AES                                                                                             358,800  (a)          15,446,340

AT&T - Liberty Media, Cl. A                                                                     953,600  (a)          16,678,464

Calpine                                                                                         290,000  (a)          10,962,000

El Paso                                                                                         192,500               10,113,950

Enron                                                                                           280,000               13,720,000

Verizon Communications                                                                          247,000               13,214,500

                                                                                                                      80,135,254

WIRELESS TELECOMMUNICATIONS--1.3%

AT&T Wireless Group                                                                             720,000  (a)          11,772,000

TOTAL COMMON STOCKS

   (cost $825,472,746)                                                                                               904,259,235
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.0%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   3.84%, 9/18/2001                                                                             100,000                  100,000

U.S. TREASURY BILLS--1.0%

   3.62%, 8/9/2001                                                                               60,000                   59,786

   3.52%, 8/16/2001                                                                             139,000                  138,398

   3.55%, 8/23/2001                                                                             436,000                  433,833

   3.37%, 9/20/2001                                                                           8,949,000                8,881,883

                                                                                                                       9,513,900

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,613,069)                                                                                                   9,613,900
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $835,085,815)                                                             98.9%              913,873,135

CASH AND RECEIVABLES (NET)                                                                         1.1%               10,186,786

NET ASSETS                                                                                       100.0%              924,059,921

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           835,085,815   913,873,135

Cash                                                                  3,117,194

Receivable for investment securities sold                            23,337,251

Dividends and interest receivable                                       288,060

Receivable for shares of Common Stock subscribed                        261,588

Prepaid expenses                                                         46,795

                                                                    940,924,023
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           590,732

Payable for investment securities purchased                          15,451,224

Payable for shares of Common Stock redeemed                             786,959

Accrued expenses                                                         35,187

                                                                     16,864,102
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      924,059,921
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     946,388,480

Accumulated investment (loss)                                         (141,184)

Accumulated net realized gain (loss) on investments                (100,974,695

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            78,787,320
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      924,059,921

NET ASSET VALUE PER SHARE



                                                                                              Initial Shares  Service Shares
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   919,624,949       4,434,972

Shares Outstanding                                                                                31,062,110         150,040
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          29.61           29.56


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $43,107 foreign taxes withheld at source)     3,076,245

Interest                                                               626,601

TOTAL INCOME                                                         3,702,846

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,701,737

Prospectus and shareholders' reports                                    38,692

Custodian fees--Note 3(c)                                               38,286

Professional fees                                                       32,492

Shareholder servicing costs--Note 3(c)                                  15,642

Directors' fees and expenses--Note 3(d)                                  8,938

Loan commitment fees--Note 2                                             5,439

Distribution fees--Note 3(b)                                             2,347

Registration fees                                                        1,160

Miscellaneous                                                            4,603

TOTAL EXPENSES                                                       3,849,336

INVESTMENT (LOSS)                                                     (146,490)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (70,313,613)

Net unrealized appreciation (depreciation) on investments          (83,883,388)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (154,197,001)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (154,343,491)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (146,490)            8,792,048

Net realized gain (loss) on investments      (70,313,613)          (30,494,156)

Net unrealized appreciation (depreciation)
   on investments                            (83,883,388)         (109,571,169)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (154,343,491)         (131,273,277)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (124,396)          (8,816,915)

Service shares                                      (236)                 --

TOTAL DIVIDENDS                                 (124,632)          (8,816,915)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 87,949,488         421,888,138

Service shares                                  4,676,274                500

Dividends reinvested:

Initial shares                                    124,396          8,816,915

Service shares                                        236               --

Cost of shares redeemed:

Initial shares                               (89,276,531)        (113,064,727)

Service shares                                   (34,957)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  3,438,906          317,640,826

TOTAL INCREASE (DECREASE) IN NET ASSETS     (151,029,217)         177,550,634
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,075,089,138          897,538,504

END OF PERIOD                                 924,059,921        1,075,089,138

Undistributed investment income (loss)--net     (141,184)              129,938

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,707,328          10,887,108

Shares issued for dividends reinvested              4,328             266,489

Shares redeemed                               (2,841,630)          (2,934,477)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (129,974)           8,219,120
-------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       151,141                 15

Shares issued for dividends reinvested                  8                 --

Shares redeemed                                    (1,124)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     150,025                 15

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE FUND WERE REDESIGNATED AS INITIAL SHARES AND THE FUND COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended
                                         June 30, 2001                                      Year Ended December 31,
                                                                 ------------------------------------------------------------------

INITIAL SHARES                              (Unaudited)          2000            1999           1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            34.47         39.07           31.08           24.97          20.09           17.31

Investment Operations:

Investment income--net                         .00(a,b)        .32(a)           .01(a)            .05            .09             .05

Net realized and unrealized gain
   (loss) on investments                         (4.86)        (4.63)            9.34            7.28           5.63            3.63

Total from Investment Operations                 (4.86)        (4.31)            9.35            7.33           5.72            3.68

Distributions:

Dividends from investment
   income--net                                   .00(b)         (.29)           (.01)            (.05)         (.10)           (.05)

Dividends from net realized gain
   on investments                                    --           --           (1.35)           (1.17)         (.74)           (.85)

Total Distributions                              .00(b)         (.29)          (1.36)           (1.22)         (.84)           (.90)

Net asset value, end of period                    29.61        34.47           39.07            31.08         24.97           20.09
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             (14.12)(c)       (11.03)          30.08            29.38         28.44           21.23
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                            .39(c)           .78            .79              .80           .82             .95

Ratio of interest expense and
   loan commitment fees to
   average net assets                          .00(c,d)        .00(d)          .00(d)             .00(d)        .00(d)          .01

Ratio of net investment income
   (loss) to average net assets                (.01)(c)           .82           .04               .20           .46             .42

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                             --              --            --              --             --             .03

Portfolio Turnover Rate                        59.79(c)         63.60          70.84             67.60          58.50        126.41
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  919,625     1,075,089        897,539           477,797        275,887       114,570

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended  Period Ended
                                                  June 30, 2001  December 31,
SERVICE SHARES                                      (Unaudited)       2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      34.47          34.47

Investment Operations:

Investment (loss)                                      (.06)(b)             --

Net realized and unrealized gain (loss) on investments   (4.85)             --

Total from Investment Operations                         (4.91)             --

Distributions:

Dividends from investment income--net                  (.00)(c)             --

Net asset value, end of period                            29.56          34.47
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (14.26)(d)             --
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .57(d)             --

Ratio of net investment (loss) to average net assets   (.22)(d)             --

Portfolio Turnover Rate                                59.79(d)          63.60
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     4,435              1

(A)  THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded
or   at   the  last  sales  price  on  the  national  securities  mar-

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ket. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $7,444 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $7,523,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. The amount is calculated based on Federal income tax regulations, which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       0 to $32 million. . . . . . . . . . . . . . . . . .        .10 of 1%

       In excess of $32 million to $150 million. . . . . .        .15 of 1%

       In excess of $150 million to $300 million . . . . .        .20 of 1%

       In excess of $300 million . . . . . . . . . . . . .        .25 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

 . 25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $2,347 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended June 30, 2001, Initial shares were charged $15,104 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $341 pursuant to the transfer agency agreement.

The  fund  compensates  Mellon under a custody agreement for providing custodial
services  for  the  fund.   During  the period ended June 30, 2001, the fund was
charged $38,286 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(e) During the period ended June 30, 2001, the fund incurred total brokerage commissions of $1,174,336, of which $21,424 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $591,976,043 and $580,662,312, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $78,787,320, consisting of $118,049,105 gross unrealized appreciation and $39,261,785 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        The Dreyfus Socially Responsible Growth Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.
                        103 West Main Street
                        Durham, NC 22705

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

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(c) 2001 Dreyfus Service Corporation                                  111SA0601